Exhibit 32.2

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of MOD-PAC CORP. (the "Company") on Form 10-Q for the period ended April 2, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David B. Lupp, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 3, 2011

/s/ David B. Lupp
David B. Lupp
Chief Operating Officer and Chief
Financial Officer